UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 23, 2023
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the annual meeting of stockholders (the “Annual Meeting”) of Construction Partners, Inc. (the “Company”) held on February 23, 2023, as described below, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the personal liability of the Company’s officers for monetary damages for breach of fiduciary duty as an officer, to the extent permitted by the Delaware General Corporation Law (the “Amendment”).
The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on February 23, 2023 (“Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On February 23, 2023, the Company held its Annual Meeting. Holders of shares of Class A and Class B common stock representing a total of 152,554,104 votes were present or represented by proxy at the Annual Meeting, representing 98.5% of the Company’s total voting power as of the December 27, 2022 record date for the Annual Meeting. The final results of voting on each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:
Proposal 1: Election of Class II Directors

Name	Votes For	Withhold Authority	Broker Non-Votes
Craig Jennings	136,786,788	14,125,136	1,642,180
Mark R. Matteson	118,915,850	31,996,074	1,642,180

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

Votes For	Votes Against	Abstentions
152,512,260	37,334	4,510

Proposal 3: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company

Votes For	Votes Against	Broker Non-Votes	Abstentions
120,688,027	30,203,831	1,642,180	20,066

As a result of the foregoing votes, the Company’s stockholders (i) reelected Messrs. Jennings and Matteson as Class II directors of the Company for a term set to expire at the 2026 annual meeting of the Company’s stockholders, (ii) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, and (iii) approved the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: February 24, 2023	By:	/s/ R. Alan Palmer
R. Alan Palmer
Executive Vice President and Chief Financial Officer